PROMISSORY NOTE

  Principal      Loan Date   Maturity     Loan No  Call/Coll   Account   Officer    Initials
-------------   ----------  ----------   --------  ---------  --------   -------    --------
$8,837,300.00   01-20-2004  04-20-2011     57749     31/400    119284      JB

    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower:  HUSKER AG, LLC              Lender: STEARNS BANK NATIONAL ASSOCIATION
           (TIN: 47-0836953)                   4191 SO 2ND ST
           PO BOX 10                           PO BOX 7338
           PLAINVIEW, NE 68769                 ST CLOUD, MN 56302

================================================================================

Principal Amount:               Initial Rate:                   Date of Note:
$8,837,300.00                      5.250%                      January 20, 2004

PROMISE TO PAY. HUSKER AG, LLC ("Borrower") promises to pay to STEARNS BANK NATIONAL ASSOCIATION ("Lender"), or order, in lawful money of the United States of America, the principal amount of Eight Million Eight Hundred Thirty-seven Thousand Three Hundred & 00/100 Dollars ($8,837,300.00), together with interest on the unpaid principal balance from January 20, 2004, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan on demand. Payment in full is due immediately upon Lender's demand. If no demand is made, Borrower will pay this loan in 87 payments of $122,668.43 each payment. Borrower's first payment is due February 20, 2004, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on April 20, 2011, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any unpaid collection costs. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the WALL STREET JOURNAL PRIME RATE (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each 1ST DAY OF EACH CALENDAR QUARTER. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.000% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.250 percentage points over the Index, resulting in an initial rate of 5.250% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments market "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: STEARNS BANK NATIONAL ASSOCIATION, 4191 SO 2ND ST ST CLOUD, MN 56302-7338.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the total sum due under this Note will bear interest from the date of acceleration or maturity at the variable interest rate on this Note. The interest rate will not exceed maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

     Payment Default. Borrower fails to make any payment within ten (10) days when due under this Note.

     Other Defaults. Borrower materially fails to comply with or to perform any other term, obligation covenant or condition contained in this Note or in any of the related documents or to comply with or to materially perform any other agreement between Lender and Borrower.

     Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligation under this Note or any of the related documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Death or insolvency. The dissolution of Borrower (regardless of whether election to continue is made), or any other termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the proceeding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, as its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

     Adverse Change. A material adverse change occurs in Borrower's financial condition.

                                PROMISSORY NOTE
Loan No:  57749                   (Continued)                            Page 2

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     Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEY'S FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorney's fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorney's fee, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in additional to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Minnesota. This Note has been accepted by Lender in the State of Minnesota.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves the right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keough accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by COLLATERAL AS DESCRIBED IN THE FOLLOWING DOCUMENTS: DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT DATED JANUARY 20, 2004.

LATE CHARGE. SHOULD BORROWER FAIL TO PAY ANY PAYMENT REQUIRED DURING THE TERM OF THIS LOAN, OR TO PAY THE INDEBTEDNESS UPON THE MATURITY OF THIS LOAN, AND SHOULD ANY SUCH AMOUNT REMAIN UNPAID FOR A PERIOD OF TEN (10) DAYS FOLLOWING ITS DUE DATE, THEN BORROWER AGREES AND COVENANTS TO PAY TO LENDER A LATE CHARGE IN THE AMOUNT OF FIVE PERCENT (5%) OF ANY SUCH AMOUNT, INCLUDING THE AMOUNT DUE AND PAYABLE AT MATURITY.

PRIOR NOTE. THIS NOTE IS A RENEWAL, EXTENSION AND REARRANGEMENT OF NOTE #53455, DATED 12-19-2001, IN THE ORIGINAL PRINCIPAL AMOUNT OF $20,000,000.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and or any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

SECTION DISCLOSURE. This loan is made under Minnesota Statutes, Section 47.59.

PRIOR TO SIGNING THE NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:


HUSKER AG, LLC


By: /s/ Gary Kuester                    By: /s/ Jack Frahm
    --------------------------------        --------------------------------
    GARY KUESTER, Chairman of               JACK FRAHM, Secretary of
    HUSKER AG, LLC                          HUSKER AG, LLC

By: /s/ Scott Carpenter                 By: /s/ Cory Furstenau
    --------------------------------        --------------------------------
    SCOTT CARPENTER, Vice Chairman of       CORY FURSTENAU, Treasurer of
    HUSKER AG, LLC                          HUSKER AG, LLC

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LASER PRO Lending, Ver. 5.23.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2004. All Rights Reserved. - MN F:\GSS805\CFN\LPL\I20.FC TR-2912 PR-11

                     DISBURSEMENT REQUEST AND AUTHORIZATION

  Principal      Loan Date   Maturity     Loan No  Call/Coll   Account   Officer    Initials
-------------   ----------  ----------   --------  ---------  --------   -------    --------
$8,837,300.00   01-20-2004  04-20-2011     57749     31/400    119284      JB

    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: HUSKER AG, LLC               Lender: STEARNS BANK NATIONAL ASSOCIATION
          (TIN: 47-0836953)                    4191 SO 2ND ST
          PO BOX 10                            PO BOX 7338
          PLAINVIEW, NE 68769                  ST CLOUD, MN 56302

================================================================================

LOAN TYPE. This is a Variable Rate Nondisclosable Loan to a Limited Liability Company for $8,837,300.00 due on April 20, 2011. The reference rate (WALL STREET JOURNAL PRIME RATE, currently 4.000%) is added to the margin of 1.250%, resulting in an initial rate of 5.250%.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

        [ ] Maintenance of Borrower's Primary Residence.

        [ ] Personal, Family or Household Purposes or Personal Investment.

        [ ] Agricultural Purposes.

        [X] Business Purposes.

SPECIFIC PURPOSE. The specific purpose of this loan is: CONSTRUCT & OPERATE A 20MM GALLON ETHANOL PLANT.

FLOOD INSURANCE. As reflected on Flood Map No. 310466 0025B dated 06-04-1987, for the community of PIERCE COUNTY, some of the property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance is required by law for this loan.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $8,837,300.00 as follows:

                Other Disbursements:                            $8,837,300.00
                        $8,837,300.00 RENEW NOTE #53455         ______________

                Note Principal:                                 $8,837,300.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JANUARY 20, 2004.

BORROWER:


HUSKER AG, LLC


By: /s/ Gary Kuester                    By: /s/ Jack Frahm
    --------------------------------        --------------------------------
    GARY KUESTER, Chairman of               JACK FRAHM, Secretary of
    HUSKER AG, LLC                          HUSKER AG, LLC

By: /s/ Scott Carpenter                 By: /s/ Cory Furstenau
    --------------------------------        --------------------------------
    SCOTT CARPENTER, Vice Chairman of       CORY FURSTENAU, Treasurer of
    HUSKER AG, LLC                          HUSKER AG, LLC